SCHEDULE 14A INFORMATION
                PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE
                SECURITIES EXCHANGE ACT OF 1934 (AMENDMENT NO. )

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[ ]  Preliminary Proxy Statement
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[ ]  Soliciting Material Pursuant to ss.240.14a-11(c) or ss.240.14a-12

                             Anaren Microwave, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

                             Anaren Microwave, Inc.
--------------------------------------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)

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     1) Title of each class of securities to which transaction applies:

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     2) Aggregate number of securities to which transaction applies:

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[ ]  Check box if any part of the fee is offset as  provided  by  Exchange
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

     which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of
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

                             ANAREN MICROWAVE, INC.
                              6635 Kirkville Road
                         East Syracuse, New York 13057

                                ---------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                         To Be Held on November 10, 1997

                                ---------------

To the Holders of the Common Stock
  of Anaren Microwave, Inc.:

     PLEASE TAKE NOTICE, that the Annual Meeting of Stockholders of Anaren Microwave, Inc. (the "Company") will be held on November 10, 1997, at 11:00 a.m. Eastern Standard Time at the Syracuse Marriott, 6302 Carrier Parkway, East Syracuse, New York 13057, for the following purposes:

     (1) To elect seven directors, for the term of one year and until their successors have been elected and qualified; and

     (2) To transact such other business as may be properly brought before the Meeting.

     Stockholders of record as of the close of business on September 26, 1997 will be entitled to notice of and to vote at the Meeting.

     Enclosed is the annual report for the fiscal year ended June 30, 1997, along with a proxy statement and proxy. Stockholders who do not expect to attend the Meeting are requested to sign and return the proxy in the enclosed envelope.

                                              By Order of the Board of Directors

                                              David M. Ferrara
                                              Secretary

Dated: October 3, 1997
East Syracuse, New York

                             ANAREN MICROWAVE, INC.
                              6635 Kirkville Road
                         East Syracuse, New York 13057

                                ---------------

     This Proxy Statement is being mailed on or about October 3, 1997, to the stockholders of Anaren Microwave, Inc. ("Anaren" or the "Company") entitled to receive the accompanying Notice of Annual Meeting of Stockholders and is provided, by order of its Board of Directors, in connection with the solicitation of proxies to be used at the Annual Meeting of Stockholders (the "Meeting") of the Company to be held on November 10, 1997 at 11:00 a.m. and at any adjournment or adjournments thereof, for the purposes set forth in the Notice.

     If the enclosed form of proxy is executed and returned, it may nevertheless be revoked at any time prior to its exercise by (i) submitting a subsequently dated proxy; or (ii) by filing written notice of such revocation with the Secretary of the Meeting. The proposals will be presented by the Board of Directors of the Company. Where a choice is specified with respect to a proposal, the shares represented by the proxy will be voted in accordance with the specifications made. Where a choice is not so specified, the shares represented by the proxy will be voted to elect the nominees for director named herein.

                 VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

     At the close of business on September 26, 1997, the record date stated in the accompanying Notice, the Company had outstanding 4,233,442 shares of common stock, $.01 par value (the "Common Stock"), each of which share is entitled to one vote with respect to each matter to be voted on at the Meeting. A majority of the issued and outstanding shares of Common Stock present in person or by proxy, a total of 2,116,722 shares, will be required to constitute a quorum for the transaction of business at the Meeting. The Company has no class or series of voting stock outstanding other than the Common Stock.

     Abstentions and broker non-votes (as hereinafter defined) are counted as present for the purpose of determining the presence or absence of a quorum for the transaction of business. For the purpose of determining the vote required for approval of matters to be voted on at the Meeting, shares held by stockholders who abstain from voting will be treated as being "present" and "entitled to vote" on the matter and, thus, an abstention has the same legal effect as a vote against the matter. However, in the case of a broker non-vote or where a stockholder withholds authority from his proxy to vote the proxy as to a particular matter, such shares will not be treated as "present" and "entitled to vote" on the matter. Accordingly, a broker non-vote or the withholding of a proxy's authority will have no effect on the outcome of the vote on the matter. A "broker non-vote" refers to shares represented at the Meeting in person or by proxy by a broker or nominee where such broker or nominee (i) has not received voting instructions on a particular matter from the beneficial owner or persons entitled to vote; and (ii) the broker or nominee does not have the discretionary voting power on such matter.

                 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

     The following table sets forth certain information with respect to persons known to the Company to own beneficially more than 5% of the outstanding shares of Common Stock of the Company, as of September 26, 1997 (except as otherwise indicated):

                                               Number of Shares
Name and Address                                of Common Stock          Percent
of Beneficial Owner                          Beneficially Owned(1)      of Class
-----------------                            --------------------       --------
Global Securities, Inc..................           1,307,800             29.26%
P.O. Box 560
Sudbury, MA 01776

Carl W. Gerst, Jr.......................             359,931(2)           8.05
c/o Anaren Microwave, Inc.
6635 Kirkville Road
East Syracuse, NY 13057

Dimensional Fund Advisors Inc...........             239,100(3)           5.35
1299 Ocean Avenue
Santa Monica, CA 90401

-------------
(1) Except as otherwise indicated, as of September 26, 1997 all of such shares are owned with sole voting and investment power.

(2) Includes 54,331 shares held in trust for, or owned by, Mr. Gerst's family and relatives and includes 75,000 shares which Mr. Gerst has the right to acquire within 60 days pursuant to outstanding stock options.

(3) Dimensional Fund Advisors, Inc. ("Dimensional"), a registered investment advisor, has reported in a Statement on Schedule 13G, as amended as of February, 1997 that it is deemed to have beneficial ownership of 239,100 shares of the Company's Common Stock, as of such date, all of which shares are held in portfolios of DFA Investment Dimensions Group, Inc., a registered open-end investment company, (the "Fund") or in series of The DFA Investment Trust Company, a Delaware business trust, (the "Trust"), or the DFA Group Trust and the DFA Participating Group Trust, investment vehicles for qualified employee benefit plans, for all of which Dimensional serves as investment manager. Dimensional has reported to the Company that it has sole dispositive power with respect to all 239,100 shares and sole voting power with respect to 159,600 of such shares and Dimensional does not share voting power or dispositive power with respect to any of the shares and Dimensional disclaims beneficial ownership of all such shares. Persons who are officers of Dimensional also serve as officers of the Fund and the Trust, each an open-end management investment company registered under the Investment Company Act of 1940. In their capacities as officers of the Fund and the Trust, these persons vote 41,700 additional shares which are owned by the Fund and 37,800 shares which are owned by the Trust (both included in sole dispositive power).

                        SECURITY OWNERSHIP OF MANAGEMENT

     The following table sets forth certain information, as of September 26, 1997, with respect to the beneficial ownership of the Company's Common Stock by
(i) each director and nominee for director who owned beneficially any shares of Common Stock, (ii) each executive officer of the Company named in the Summary Compensation Table under "Executive Compensation" below, and (iii) all directors and executive officers of the Company as a group:

                                                 Number of Shares
Name of                                           of Common Stock        Percent
Beneficial Owner                               Beneficially Owned(1)    of Class
---------------                                --------------------     --------
Hugh A. Hair...............................          206,800(2)           4.63%
Carl W. Gerst, Jr..........................          359,931(3)           8.05
Abraham Manber.............................             -0-               -0-
Lawrence A. Sala...........................           36,200(4)             *
Dale F. Eck................................           10,000(5)             *
Herbert I. Corkin..........................            7,500(6)             *
Gert R. Thygesen...........................           35,000(7)             *
Joseph E. Porcello.........................           23,990(8)             *
Stanley S. Slingerland.....................           41,559(9)             *
David Wilemon..............................             -0-               -0-
All Directors and Officers
  as a Group (9 persons)...................         720,980(10)         16.13%

---------------
*    Indicates less than 1%

(1) Except as otherwise indicated, as of September 26, 1997, all of such shares are owned with sole voting and investment power.

(2) Includes 75,000 shares which Mr. Hair has the right to acquire within 60 days pursuant to outstanding stock options and 42,000 shares owned by Mr. Hair's wife.

(3) Includes 54,331 shares held in trust for, or owned by, Mr. Gerst's family and relatives and includes 75,000 shares which Mr. Gerst has the right to acquire within 60 days pursuant to outstanding stock options.

(4) Includes 21,000 shares which Mr. Sala has the right to acquire within 60 days pursuant to outstanding stock options.

(5) Includes 10,000 shares which Mr. Eck has the right to acquire within 60 days pursuant to outstanding stock options.

(6) Does not include 1,307,800 shares owned by Global Securities, Inc. ("Global"), as to which Mr. Corkin, the owner of 24% of the capital stock of Global, disclaims beneficial ownership.

(7) Includes 20,000 shares which Mr. Thygesen has the right to acquire within 60 days pursuant to outstanding stock options.

(8) Includes 21,000 shares which Mr. Porcello has the right to acquire within 60 days pursuant to outstanding stock options.

(9) Includes 14,000 shares which Mr. Slingerland has the right to acquire within 60 days pursuant to outstanding stock options.

(10) Includes 236,000 shares which all directors and officers as a group have the right to acquire within 60 days pursuant to outstanding stock options.

                              ELECTION OF DIRECTORS

     Seven directors are to be elected for the ensuing year and until their successors are elected and qualified. The shares represented by the enclosed proxy will be voted for the nominees for directors set forth herein who shall constitute the entire Board of Directors.

     If any nominee for director should be unavailable to serve, it is intended that the persons named in the accompanying form of proxy will vote the shares represented by such proxy for another person duly nominated by the Board of Directors in such nominee's stead or if no other person is so nominated, to vote such shares only for the remaining nominees. All nominees for director set forth herein have consented to serve, and the Company's Board of Directors believes they will serve, as directors.

Certain Information Concerning Nominees for Directors

     Set forth below is certain information concerning the nominees for election as directors. The information has been furnished to the Company by such persons:

Name, Age, Nature of           First
Positions and Offices          Became           Principal Occupation, Experience
Held with the Company         Director                and Other Directorships
---------------------        ---------        ----------------------------------
Hugh A. Hair, 62 ...........    1968          Mr. Hair has been actively engaged
Chairman of the Board                           in the Company's  business since
                                                its  founding in 1967.  Mr. Hair
                                                served  as   President   of  the
                                                Company from its founding  until
                                                May 1995 and as Chief  Executive
                                                Officer from its founding  until
                                                September  1997.  Mr.  Hair  has
                                                served as  Chairman of the Board
                                                for  more  than  the  past  five
                                                years.

Carl W. Gerst, Jr., 60 .....    1968          Mr.   Gerst   has   been  actively
Chief Technical Officer,                        engaged    in   the    Company's
Treasurer, Vice Chairman                        business since its founding in
                                                of the  Board  1967.  Mr.  Gerst
                                                served   as    Executive    Vice
                                                President   from  the  Company's
                                                founding  until May 1995 when he
                                                became Chief  Technical  Officer
                                                and Vice  Chairman of the Board.
                                                Mr.  Gerst  has also  served  as
                                                Treasurer since May, 1992.

Lawrence A. Sala, 34 .......    1995          Mr. Sala has been President of the
President, Chief Executive                      Company  since  May 1995 and has
Officer and Director                            served   as    Chief   Executive
                                                Officer  since  September  1997.
                                                Mr.   Sala  has   held   various
                                                engineering    and    management
                                                positions with the Company since
                                                1984 and was most recently, Vice
                                                President of Marketing.

Name, Age, Nature of           First
Positions and Offices          Became           Principal Occupation, Experience
Held with the Company         Director                and Other Directorships
---------------------        ---------        ----------------------------------
Abraham Manber, 68 .........    1971          Mr. Manber was President of Amtech
Director                                        Patent Licensing Corp. from 1979
                                                until  his  retirement in  March
                                                1993.


Herbert I. Corkin, 75 ......    1989          Mr.  Corkin  has  been Chairman of
Director the Board of The Entwhistle Company, a defense contractor, since 1959. Mr. Corkin also served as the President of The Enthwistle Company from 1959 through December 1993 and has served as its Chief Executive Officer since December 1993. Mr. Corkin is also a Director of Bird, Inc.

Dale F. Eck, 54 ............    1995          Mr.  Eck  was  Vice  President  of
Director Finance and Treasurer of The Entwhistle Company, a defense contractor, from 1978 until his retirement in February, 1997. Mr. Eck has also served as a Director of The Entwhistle Company since 1978 and continues to serve that company in such capacity. Mr. Eck has provided consulting services to the Company since March 1997.

David Wilemon, 60 ..........     N/A          Dr. Wilemon has  been a  Professor
Nominee for Director                            of   Marketing   and  Innovation
                                                Management   at   the   Syracuse
                                                University    --    School    of
                                                Management  since  1966.  He has
                                                also  served as  Director of the
                                                Synder   Innovation   Management
                                                Program at the University  since
                                                1980 and as  Co-Director  of the
                                                Entrepreneurship   and  Emerging
                                                Enterprises Program there, since
                                                1993.  Dr. Wilemon has also been
                                                a   frequent   speaker   at  the
                                                University   of   Wisconsin   --
                                                College      of      Engineering
                                                Professional  Development  since
                                                1978.

                  EXECUTIVE COMPENSATION AND OTHER INFORMATION

Summary of Cash and Certain Other Compensation

     The following table sets forth certain information with respect to compensation, received in all capacities in which they served, for each of the last three fiscal years ended July 1, 1995, June 30, 1996 and June 30, 1997 of the Company's Chief Executive Officer and each of the four other most highly-compensated officers during the most recent fiscal year:

                           Summary Compensation Table

                                                 Long Term Compensation
                                                -------------------------
                                     Annual      Securities      All
Name and                           Compensation  Underlying    Other Com-
Principal                            Salary      Options(6)   pensation(7)
Position                  Year         ($)           (#)          ($)       Exercisable   Unexercisable
---------                 -----     ---------    ----------   ------------  -----------   -------------
Hugh A. Hair, .......     1997      $225,000             0      $12,876         75,000             0
Chairman of the           1996       225,000             0       10,521
Board(1)                  1995       225,000             0        9,874

Carl W. Gerst, Jr., .     1997       225,000             0       10,146         75,000             0
Chief Technical           1996       225,000             0        9,086
Officer, Vice             1995       225,000             0        8,363
Chairman and
Treasurer(2)

Lawrence A. Sala, ...     1997       161,827        35,000       10,878         20,000        63,000
President and             1996       128,084         5,000        2,233
Chief Executive           1995        88,195        40,000        1,323
Officer(3)

Gert R. Thygesen, ...     1997       120,462         2,500        2,739         20,000        20,500
Vice President of         1996       115,570             0        2,006
Operations(4)             1995       112,736        30,000        1,691

Joseph E. Porcello, .     1997        92,683         2,500        1,390         21,000        14,500
Vice President of         1996        83,885             0        1,258
Finance(5)                1995        76,752        20,000        1,151

------------
(1) Mr. Hair also served as the Company's President until May 1995 and as the Company's Chief Executive Officer until September 1997.

(2) Mr. Gerst served as the Company's Executive Vice President until May 1995 when he was elected to the position which he currently holds, Chief Technical Officer.

(3) Mr. Sala served as the Company's Vice President of Marketing until May 1995 when he was elected President. He was named Chief Executive Officer in September, 1997. Mr. Sala's current annual salary is $180,000.

(4) Mr. Thygesen served as one of the Company's Program Managers from 1990 through 1992 and as the Company's Operations Manager from 1992 until May 1995 when he was elected to the position which he currently holds, Vice President of Operations.

(5) Mr. Porcello served as the Company's Director of Finance from prior to 1990 until May 1995 when he was elected to the position which he currently holds, Vice President of Finance.

(6) The table reflects the number of shares which are subject to incentive stock options granted to Messrs. Sala, Thygesen and Porcello pursuant to the Company's Incentive Stock Option Plan.

(7) All Other Compensation consists of contributions to the Company's 401(k) Salary Savings Plan and, with respect to Messrs. Hair, Gerst and Sala reimbursement for premiums on life insurance policies owned by executive officers.

Fiscal Year Option Grants

     The following table sets forth certain information regarding options granted by the Company during the last fiscal year to the individuals named in the above compensation table, including information as to potential realizable value of such options at assumed annual rates of stock price appreciation for the ten-year terms of the options:

                        Option Grants In Last Fiscal Year

                                            Individual Grants
                          ---------------------------------------------------
                                         Percent
                                         of Total                                 Potential Realizable Value
                           Number of     Options                                   at Assumed Annual Rates
                          Securities    Granted to                               of Stock Price Appreciation
                          Underlying     Employees    Exercise or                     for Option Term(1)
                           Options        Fiscal      Base Price   Expiration   ------------------------------
        Name               Granted         Year         ($/sh)        Date          5%($)         10%($)
       ------             ----------    ----------    ----------    ---------     --------       -------
Hugh A. Hair ..........          0           0%             $  0         N/A          $  0          $  0
Carl W. Gerst, Jr. ....          0           0                 0         N/A             0             0
Lawrence A. Sala ......     35,000          37          6.828125    11/19/06       150,296       380,880
Gert R. Thygesen ......      2,500           3          6.828125    11/19/06        10,735        27,206
Joseph E. Porcello ....      2,500           3          6.828125    11/19/06        10,735        27,206

-----------
(1) Amounts represent hypothetical gains that could be achieved for the respective options if exercised at the end of the option term. These gains are based on arbitrarily assumed rates of stock price appreciation of 5% and 10% compounded annually from the date the respective options are granted to their expiration date.

Outstanding Unexercised Option Values

     The following table sets forth certain information with respect to unexercised options held by the named executive officers at fiscal year-end:(1)

                               Fiscal Year End Option Values
                               -------------------------------              Value of
                              Number of Securities Underlying         Unexercised In-the-Money
                            Unexercised Options at June 30, 1997    Options At June 30, 1997(2)
                            ------------------------------------     ----------------------------
      Name                     Exercisable       Unexercisable     Exercisable    Unexercisable
     ------                    ----------        ------------      ----------     ------------
Hugh A. Hair ...........         75,000                  0           $733,125             0
Carl W. Gerst, Jr. .....         75,000                  0            733,125             0
Lawrence A. Sala .......         21,000              63,000           181,250        466,766
Gert R. Thygesen .......         20,000              20,500           168,500        180,305
Joseph E. Porcello .....         21,000              14,500           200,375        125,555

-----------

(1) No executive officer exercised any options during the Company's last fiscal year.

(2) Amount represents the difference between the aggregate exercise price of the options and a $13.25 market price of the underlying common stock on June 30, 1997.

Pension Plan

     The Company maintains a non-contributory Pension Plan for the benefit of all employees over the age of 23 who have completed one year of service and who are not covered by any other retirement plan sponsored by a recognized bargaining unit. The Company pays all amounts required to provide retirement income benefits. The Pension Plan provides fixed benefits to be paid upon retirement at a specific age. Pension expense, including amortization of prior service cost over 30 years, was $131,709 for fiscal 1997.

     The table below illustrates the estimated aggregate annual benefit that would be payable to executive officers of the Company who are at least 65 years of age at retirement, based on the formula in effect after June 30, 1992 and the Employee Retirement Income Security Act of 1974, as amended ("ERISA") limits on compensation and benefits after 15, 20, 25, 30 and 35 credited years of service; for illustration purposes, the table assumes all years of service under the current Pension Plan formula:

                               Pension Plan Table

    Final
Average Annual                     Estimated Annual Pension Payable
 Compensation                    Based on Years of Service Indicated
---------------     ------------------------------------------------------------
                    15 Years     20 Years    25 Years    30 Years     35 Years
                    --------     --------    --------    --------     --------
$100,000 .........  $11,250      $15,000      $18,750     $22,600     $26,250
 125,000 .........   14,063       18,750       23,438      28,125      32,813
 150,000 .........   16,875       22,500       28,125      33,750      39,375
 175,000 .........   16,875       22,500       28,125      33,750      39,375
 200,000 .........   16,875       22,500       28,125      33,750      39,375
 225,000 .........   16,875       22,500       28,125      33,750      39,375
 250,000 .........   16,875       22,500       28,125      33,750      39,375
 275,000 .........   16,875       22,500       28,125      33,750      39,375

     Under the terms of the Pension Plan, each member who is at least 65 years of age at his retirement is entitled to a Normal Retirement Benefit (as defined under the Pension Plan). The compensation used in determining the Pension Plan benefit for executive officers is based upon their annual salary as shown on the Summary Compensation Table above. The Normal Retirement Benefit is the aggregate of:

     A. 0.60% of average of highest five consecutive year's compensation from date of employment to June 30, 1992 multiplied by Benefit Service (as defined under the Pension Plan) to June 30, 1992; plus

     B.   0.75% of compensation for each year of Benefit Service thereafter;

     but not less than the accrued benefit under the prior plan at June 30, 1992.

     Employees who have attained at least twelve years of service and are at least 55 years of age can retire and receive a proportionately reduced benefit.

      Under ERISA, the maximum annual benefit payable at age 65 is $125,000. The maximum compensation that could be considered for all participants, including the Company's executive officers, Messrs. Hair, Gerst, Sala, Thygesen and Porcello is $160,000 for 1997. These benefit and compensation limits are indexed to increases in the Consumer Price Index.

     The credited years of service as of June 30, 1997 under the Pension Plan for each of Messrs. Hair and Gerst are 24, and for Messrs. Sala, Thygesen and Porcello are 12, 16 and 20, respectively.

Change-in-Control Arrangements

     The Company has maintained since November, 1988, a plan for severance compensation to employees after a hostile takeover (the "Severance Plan"). The
Severance Plan defines a hostile takeover to include, among others, the following events, if not approved by two-thirds of the members of the Board of Directors in office immediately prior to any such event: (1) the election of directors not nominated by the Board of Directors; or (2) a business combination, such as a merger. All full-time employees who had completed at least two years of continuous employment with the Company on the effective date of the Severance Plan became participants therein. After the effective date, nonparticipating full-time employees become participants as they complete two years of continuous full-time employment with the Company. A severance benefit is payable under the plan if a participant's employment with the Company terminates, voluntarily or involuntarily, within two years after a hostile takeover for reasons such as reduction in compensation, discontinuance of employee benefit plans without replacement with substantially similar plans, change in duties or status, certain changes in job location and involuntary termination of employment for reasons other than just cause. For participants who have completed two but less than five years, the benefit is equal to the employee's annual compensation during the year immediately preceding the termination of employment. For employees who have completed five or more years of continuous full-time employment, the benefit is equal to two and nine-tenths times the employee's annual compensation during the 12 months ending on the date of termination of employment, but may not exceed 2.99 times average annual compensation during the preceding five years. Annual compensation is defined for purposes of the Severance Plan as the amount of an employee's wages, salary, bonuses and other incentive compensation. Benefits are payable in lump sum not less than ten days after termination of employment.

     To date, the Company is not aware of any event which would trigger the provisions of the Severance Plan.

Compensation of Directors

     The Company currently pays each director who is not an operating officer of the Company $7,500 per year and reimburses each such director for the reasonable expenses incurred in attending meetings of the Board of Directors.

Certain Agreements with Directors and Executive Officers

     The Company has an employment agreement,  dated July 1, 1997, with Lawrence
A. Sala, President and (as of September 1997) Chief Executive Officer of the Company providing for Mr. Sala's employment as President of the Company until November 30, 2001 or such earlier date as may result pursuant to the terms of the agreement. The agreement provides for a base annual salary of $180,000 or such greater amount as the Board of Directors may determine, plus annual incentive bonuses and participation in certain insurance plans. The agreement terminates automatically in the event of Mr. Sala's death and the Company may terminate the agreement for specified cause as defined in the agreement.

     The Company's arrangements with Mr. Sala provide that in the event Mr. Sala's employment with the Company is terminated other than for cause, the Company will be obligated to pay severance to Mr. Sala in an amount equal to the greater of (i) two years' base salary plus payments in lieu of incentive bonus payments in the aggregate amount of $100,000 or (ii) Mr. Sala's base salary for the balance of the term of the agreement. In addition, the Company must defray certain costs associated with obtaining new employment and relocation in connection with such termination.

     In the event that Mr. Sala's employment continues for the entire term of the agreement and the Company and Mr, Sala are unable to negotiate a new employment agreement, the Company will be obligated to pay severance to Mr. Sala in an amount equal to two years' base salary at such date plus payments in lieu of incentive bonus payments in the aggregate amount of $100,000.

     The Company has a consulting arrangement with Dale F. Eck, pursuant to which Mr. Eck has agreed to provide financial and management consulting services to the Company for a period of five years from March 1, 1997. The agreement provides that Mr. Eck shall devote up to two days per month to the Company and shall receive a monthly fee of $1,666.66 plus reimbursement of reasonable business expenses incurred in activities undertaken on behalf of the Company. The agreement is terminable by either party upon twelve months' prior notice.

Compensation Committee Interlocks and Insider Participation

     During the fiscal year ended June 30, 1997, the Company's Compensation Committee consisted of Herbert I. Corkin, Dale F. Eck and Abraham Manber.

Board Compensation Committee Report on Executive Compensation

     The Compensation Committee (the "Committee") of the Board of Directors consists of three outside directors who are not executive officers of the Company. The Committee reviews and determines executive compensation for the Company's five executive officers on an annual basis. The Committee has implemented an executive compensation philosophy that seeks to relate executive compensation to corporate performance, individual performance and creation of shareholder value. Historically, this has been achieved through compensation programs which focus on both short- and long-term results.

     In accordance with the Committee's executive compensation philosophy, the major components of executive compensation have been base salary and stock option grants. Option grants had been made pursuant to the Company's former Incentive Stock Option Plan which expired pursuant to its terms in October 1991, and may be made in the future pursuant to the Incentive Stock Option Plan which was adopted by the Board of Directors on May 15, 1995 and approved by the Stockholders of the Company at the 1995 Annual Meeting of Stockholders held on December 6, 1995.

     Salaries for executive officers are based on current individual and organizational performance, affordability and competitive market trends. For purposes of informing the Committee of competitive trends within the electronics industry, the compensation data from the American Electronics Association Compensation Survey is made available to the Committee. The salary trend data used represents companies with similar sales volume within the electronics industry, and the Company's executive officer salary ranges are positioned between the median and the high end of the survey data.

     The Company's former Chief Executive Officer, Hugh A. Hair, and Chief Technical Officer, Carl W. Gerst, Jr., have received the same compensation in fiscal year 1997 as in the prior fiscal period.

     The Company's President, Vice President of Operations and Vice President of Finance, who were elected to their respective offices by the Board of Directors in May 1995, received increases in compensation in fiscal year 1997 in recognition of their additional responsibilities and respective contributions to the Company's recent growth in the wireless communications market as well as in the radar and satellite communications markets.

     Section 162(m) ("Section 162") of the Internal Revenue Code of 1986, as amended (the "Code"), generally limits federal income tax deductions for compensation paid after 1993 to the chief executive officer and the four other most highly compensated officers of a company to $1 million per year, but contains an exception for performance-based compensation that satisfies certain conditions. The Company has not adopted an absolute policy regarding Section 162 as it does not anticipate its executive compensation to reach such levels in the foreseeable future. Nevertheless, the Company is studying the implications of Section 162 on its compensation programs. In making compensation decisions, the Company will consider the net cost of compensation to it and whether it is practicable and consistent with other compensation objectives to qualify the Company's incentive compensation under the applicable exemption of Section 162. The Company recognizes that deductibility of compensation payments must be one among a number of factors used in ascertaining appropriate levels or modes of compensation, and that the Company will make its compensation decisions based upon an overall determination of what it believes to be in the best interests of its stockholders.

     The members of the Compensation Committee:

                               Abraham Manber        Herbert I. Corkin
                               Dale F. Eck

Performance Graph

     The following performance graph compares the total stockholder return of the Company's Common Stock to The NASDAQ National Stock Market-US Index and the NASDAQ Electronics Components Index. The graph assumes that $100 was invested in the Company's Common Stock and each Index on June 30, 1997 and that all dividends were reinvested.


                COMPARISON OF FIVE YEAR CUMULATIVE TOTAL RETURN*
                 AMONG ANAREN, THE NASDAQ STOCK MARKET-US INDEX
                   AND THE NASDAQ ELECTRONICS COMPONENTS INDEX

[The following information was depicted as a line graph in the printed material]

                            Anaren            Nasdaq            Nasdaq
                          Microwave,        Electronic           Stock
                             Inc            Components        Market (U.S.)
                          ----------        ----------        -------------
1992.....................    100               100                100
1993.....................    119               172                126
1994.....................    154               190                127
1995.....................    385               391                169
1996.....................    415               414                218
1997.....................    815               679                265
----------
* $100 INVESTED ON 6/30/92 IN STOCK OR INDEX - INCLUDING REINVESTMENT OF DIVIDENDS. FISCAL YEAR ENDING JUNE 30.

     Notwithstanding anything set forth in any of the Company's previous filings under the Securities Act of 1933 or the Securities Exchange Act of 1934 which might incorporate future filings, including this Proxy Statement, in whole or in part, the preceding performance graph and the report of the Compensation Committee shall not be deemed incorporated by reference into any such filings.

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Based solely upon the Company's review of copies of reports received by the Company pursuant to Section 16(a) of the Securities Exchange Act of 1934, and the written representations of its incumbent directors and officers and beneficial owners of more than 10% of the Company's Common Stock, the Company believes that, for the fiscal year ended June 30, 1997, its officers, directors and the beneficial owner of more than 10% of the Common Stock complied with the filing requirements under Section 16(a) of the Securities Exchange Act of 1934, with the exception that one such report, covering the issuance of options pursuant to the Company's Incentive Stock Option Plan to each of Messrs. Sala, Thygesen and Porcello, in each case, was not timely filed. When these oversights were discovered the appropriate reports were filed.

           RELATIONSHIP WITH INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

     During the fiscal year ended June 30, 1997, KPMG Peat Marwick, the Company's independent accountant, was retained by the Board of Directors to perform the annual examination of the consolidated financial statements of the Company and its subsidiaries. The Board also retained KPMG Peat Marwick to provide assistance in the preparation of federal income and state franchise tax returns.

     The independent certified public accountants selected by management to audit the Company's books and records for the current fiscal year is the firm of KPMG Peat Marwick, 113 South Salina Street, Syracuse, New York, which firm has been the Company's principal accountants for the past 25 years. It is anticipated that a representative of KPMG Peat Marwick will be present at the Annual Meeting of Stockholders and will have an opportunity to make a statement and to answer questions of stockholders.

                          BOARD MEETINGS AND COMMITTEES

     During the Company's last fiscal year, the Board of Directors of the Company held five meetings. No current director attended fewer than 75% of the aggregate number of meetings.

     The Company's Board of Directors has a Compensation Committee, which is made up of Board members Abraham Manber, Herbert I. Corkin and Dale F. Eck. The function of the Compensation Committee is to recommend to the Board of Directors competitive compensation plans for officers and key employees. During the fiscal year ended June 30, 1997, the Compensation Committee held one meeting.

     The Company's Audit Committee consists of Abraham Manber, Dale F. Eck and Herbert Corkin. The Audit Committee held one meeting during the last fiscal year. The function of the Audit Committee is to review the Company's annual audit with the Company's independent accountant. The Company has not appointed a nominating committee of the Board of Directors.

                                  MISCELLANEOUS

Other Matters

     As of the date of this Proxy Statement, management has no knowledge of any business which will be presented for consideration at the Meeting other than that described herein. Should any other matter properly come before the Meeting, it is the intention of the persons named in the accompanying proxy to vote such proxy in accordance with their best judgment.

Solicitation of Proxies

     The entire expense of preparing, assembling and mailing the proxy statement, form of proxy and other material used in the solicitation of proxies will be paid by the Company. In addition to the solicitation of proxies by mail, arrangement may be made with brokerage houses and other custodians, nominees and fiduciaries to send proxy material to their principals, and the Company will reimburse them for expenses in so doing. To the extent necessary to insure sufficient representation, officers and regular employees of the Company may request, without additional compensation, therefor, the return of proxies personally by telephone or telegram. The extent to which this will be necessary depends entirely on how promptly proxies are received and stockholders are urged to send their proxies without delay.

                              STOCKHOLDER PROPOSALS

     In order for a stockholder proposal to be considered for inclusion in the Company's Proxy Statement relating to the 1998 Annual Meeting of Stockholders such proposal must be received by the Company by June 6, 1998.

                                          David M. Ferrara
                                          Secretary

Date:  October 3, 1997
Syracuse, New York

PROXY                        ANAREN MICROWAVE, INC.                        PROXY
                              6635 Kirkville Road
                         East Syracuse, New York 13057

                               THIS IS YOUR PROXY
         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
                             ANAREN MICROWAVE, INC.

     The undersigned hereby (1) acknowledges receipt of the notice of the Annual Meeting of Stockholders of Anaren Microwave, Inc. (the "Company") to be held at the Syracuse Marriott, 6302 Carrier Parkway, East Syracuse, New York on Monday, November 10, 1997 at 11:00 A.M., local time and of the Proxy Statement in connection therewith and (2) appoints Hugh A. Hair and Lawrence A. Sala and each of them as proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated below, all of the shares of common stock, $.01 par value, of Anaren Microwave, Inc. held of record by the undersigned on September 26, 1997 at the Annual Meeting of Stockholders, or any adjournment thereof. If any nominee for director should be unavailable to serve, it is intended that all of the shares will be voted for such substitute nominee as may be determined by the Board of Directors. The undersigned directs that this Proxy be voted as follows:

PROPOSAL 1:
ELECTION OF DIRECTORS         FOR all nominees |_|     WITHHOLD  AUTHORITY   |_|
                              listed below             to vote for all
                              (except as marked        nominees listed below.
                              to the contrary).

Nominees: Hugh A. Hair, Carl W. Gerst,  Jr.,  Abraham Manber,  Lawrence A. Sala,
          Herbert I. Corkin, Dale F. Eck and David Wilemon.

(Instruction: To withhold authority to vote for any individual nominee, strike a line through that nominee's name in the above list.)

In their discretion the proxies are authorized to vote upon such other business as may properly come before the Meeting or any adjournment thereof.

                          (Continued and to be dated and signed on the reverse.)

     THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEES FOR DIRECTOR.

IMPORTANT. Please  sign exactly as name  appears on this card.  Each joint owner should sign. Executors, administrators, trustees, etc. should give full title.

                                    SIGNATURES:

                                    Dated:________________________________, 1997

                                    ____________________________________________
                                    Signature

                                    ____________________________________________
                                    Please Print Name Here

                                    ____________________________________________
                                    Signature

                                    ____________________________________________
                                    Please Print Name Here

                                    PLEASE  MARK, SIGN,  DATE  AND  RETURN  THIS
                                    PROXY PROMPTLY USING THE ENCLOSED  ENVELOPE.
                                    NO POSTAGE IS REQUIRED.